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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 24, 2004



                              STANADYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-45823                  22-2940378
(State or other jurisdiction of       (Commission               (IRS Employer
       Incorporation)                 File Number)           Identification No.)


               92 Deerfield Road, Windsor, Connecticut 06095-4209
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (860) 525-0821

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Item 1. Changes in Control of Registrant

(b) On June 23, 2004, Stanadyne Corporation (the "Company") announced a definitive agreement has been reached to sell 100% of the stock of Stanadyne's parent, Stanadyne Automotive Holding Corp., to an affiliate of Kohlberg & Company, L.L.C., a private merchant banking firm based in Mt. Kisco, New York and Palo Alto, California. Terms were not disclosed. The transaction is subject to customary closing conditions and is expected to close in the third quarter of 2004.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit       Description

99.1          Press Release Issued by Stanadyne Corporation dated June 23, 2004



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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Stanadyne Corporation
                                                ---------------------
                                                     (Registrant)


Date: June 24, 2004                             /s/ Stephen S. Langin
                                                ---------------------
                                                Stephen S. Langin
                                                Vice President and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit       Description

99.1          Press Release Issued by Stanadyne Corporation dated June 23, 2004


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